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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM 8-K/A



                                CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

  Date of Report  (Date of earliest event reported):  FEBRUARY 13, 1997


                                 TRACOR, INC.
              (Exact name of registrant as specified in charter)



          DELAWARE                   0-20227              74-2618088
 ----------------------------      ------------       -------------------
 (State of Other Jurisdiction      (Commission           (IRS Employer
      of Incorporation             File Number)       Identification No.)


     6500 TRACOR LANE, AUSTIN, TEXAS                    78725-2000
----------------------------------------                ----------
(Address of Principal Executive Offices)                (Zip Code)



                                 TRACOR, INC.
                               6500 TRACOR LANE
                             AUSTIN, TEXAS 78725
                                 512/926-2800
                             -------------------
                    (Name, address, and telephone number,
             including area code, of principal executive office)
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ITEM 5.  OTHER EVENTS.


        This Form 8-K/A is being filed to amend certain information contained in the Form 8-K filed by Tracor, Inc. (the "Registrant") on February 13, 1997.



        Attached hereto as Exhibit 23.1 is the Consent of Independent Auditors, with conformed signature, of Ernst & Young LLP ("Ernst & Young"), the Registrant's independent auditors, delivered in connection with the registrant's Form 8-K filed February 13, 1997. Attached hereto as Exhibit 99.2 is the Opinion of Independent Auditors of Ernst & Young, with conformed signature, delivered in connection with the Registrant's audited financial statements for the year ended December 31, 1996, which were filed with the registrant's February 13, 1997 Form 8-K.



                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRACOR, INC.



DATE:  February 14, 1997                BY: WOODY ENDSLEY
                                           -----------------------------
                                           Vice President and Treasurer
                                           -----------------------------

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                                EXHIBIT INDEX



Exhibit 23.1 - Consent of Independent Auditors. . . . . . . . . . . . . . . .



Exhibit 99.2 - Opinion of Independent Auditors. . . . . . . . . . . . . . . .